February 20, 1998


Dear Fellow Alamo Growth Fund, Inc. Shareholders:

	As you have probably seen and heard for the last six months, the stock market has been in a state of flux in which a very highly valued market has reacted vigorously to any disappointment or unfavorable news. Unfortunatley, we did not successfully anticipate these short term events, and we believe the market has overreacted on the sell side of a few large positions in the Fund. As a result, the Alamo Growth Fund's NAV was $9.60 as of November 30, 1997, compared to its $10 value at inception. Copies of the Fund's recently filed Prospectus and Statement of Additional Information are attached. Although we are very disappointed with the Fund's perfor-mance, we believe that the Fund's performance was in line with the overall market's volatility.

	In light of the financial turmoil in Asia and the domestic political turmoil, we expect the market to continue to experience choppiness. We will continue to keep the Fund's assets in securities that we believe to hold the strongest potential for appreciation.

	One factor in the loss of value for the Fund was adherence to the "short-short" rule. After May of 1998, this rule will no longer apply to the Fund, and we will be able to realize the appreciation of assets held less than 90 days without any regulatory consequences.

	As a fellow shareholder, I realize the Fund's performance has definite room for improvement. I believe that once the market returns to rewarding undervalued companies targeted for strong appreciate which our Fund concentrates upon, the Fund will reward our fellow shareholders with much awaited appreciation.

Sincerely,

/s/ Jack Guenther Jr.
Jack Guenther Jr.
President
Alamo Growth Fund, Inc.


Attachment


Post-Effective Amendment No. 1 dated February 20, 1998, to the Registration Statemenet on Form N-1A filed by Alamo Growth Fund, Inc. hereby is incor-porated in its entirety into this Semi-annual Report to Shareholders by this reference.